UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 10, 1997
                                (DATE OF REPORT)

          DELAWARE                         0-20382                62-1284179
          --------                         -------                ----------
(State or other jurisdiction       Commission File Number     (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                 111 West 40th Street, New York, New York 10018
                 ----------------------------------------------
                    (Address of principal executive offices)

                                  212-764-4630
                         -------------------------------
                         (Registrant's telephone number)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)  Former Auditors.

          (i) On November 3, 1997, the Registrant, Danskin, Inc. dismissed the firm of Deloitte & Touche LLP ("Deloitte") as its independent auditors.

          (ii) No report of the former principal accountant on the financial statements of the Registrant for either of the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) The decision to change accountants was recommended by management and was approved by the board of directors of the Registrant.

          (iv) During the Registrant's two most recent fiscal years, and all subsequent interim periods preceding the dismissal, there was no disagreement with the former principle accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former principal accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

          (v) Deloitte did not advise the Registrant during the Registrant's two most recent fiscal years or during any subsequent period preceding the dismissal:

              (a) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

              (b) that information had come to its attention that had let it to no longer be able to rely on management's representations, or that had

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     made it unwilling to be associated with the financial statements prepared by management;

          (c) of the need to expand significantly the scope of its audit, or that information had come it its attention during the two most recent fiscal years or any subsequent interim period that if further investigated might (i) materially have impacted the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements; or that due to accountant's dismissal, the accountant did not so expand the scope of its audit or conduct such further investigation; or

              (d) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or
     (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

     (B)  New Auditors.

          (i) On November 3, 1997, Arthur Andersen was engaged as the Registrant's new principal accountant to audit the Registrant's financial statements.

          (ii) During the two most recent fiscal years or during the interim period prior to engaging Arthur Andersen, neither the Registrant nor anyone on its behalf consulted Arthur Andersen regarding either: (x) the application of accounting principles to a specified transaction, either completed or proposed; or (y) the type of audit opinion that might be rendered on the Registrant's financial statements.

          (iii) neither was a written report provided to the Registrant nor was oral advice provided that Arthur Andersen concluded was an important

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     factor considered by the Registrant in reaching a decision as to the
     Danskin, accounting, auditing or financial reporting issue; or any matter that was the subject of either a disagreement or an event described in section A above.

      ITEM 7.  Exhibits.

          None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Date:  November 10, 1997             Danskin, Inc.


                                          By:  /s/ Beverly Eichel
                                                   --------------
                                                   Beverly Eichel
                                                   Executive Vice President
                                                   Chief Financial Officer